UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

13/14 Penthouse Office, Mannarino Road

Birkirkara, Malta, BKR 9080

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

As previously reported on March 1, 2021, Esports Entertainment Group, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of an asset purchase agreement (the “Purchase Agreement”), by and among Esports Entertainment (Malta) Limited (“EEL”), a wholly owned subsidiary of the Company, LHE Enterprises Limited (“LHE”), and AHG Entertainment, LLC (“AHG”), Lucky Dino Gaming Limited, a company registered in Malta (“Lucky Dino”), and Hiidenkivi Estonia OU, a company registered in Estonia (“HEOU” and, together with Lucky Dino, the “Sellers”) whereby EEL purchased and assumed from the Sellers substantially all the assets and certain specified liabilities of the Sellers’ business of real money online casino gaming (the “Acquired Business”).

The Initial Report contained (i) the audited consolidated financial statements of the Acquired Business as of and for the years ended December 31, 2019 and 2018, together with the related notes to the consolidated financial statements and (ii) the unaudited condensed consolidated financial statements of the Acquired Business as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, together with the related notes to the unaudited condensed consolidated financial statements.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide the pro forma financial information of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreement and transactions contemplated thereby.

Item 9.01. Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Company as of December 31, 2020 and for the year ended June 30, 2020 and the six months ended December 31, 2020, together with the related notes to the unaudited pro forma condensed combined financial information, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Unaudited Pro Forma Combined Financial Statements of Esports Entertainment Group, Inc. as of December 31, 2020 and for the year ended June 30, 2020 and the six months ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: March 31, 2021	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer